EXHIBIT 10.11

EXECUTION COPY

WAIVER AND AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of July 29, 2002

          THIS WAIVER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of March 27, 2003 by and among Spartan Stores, Inc., a Michigan corporation (the "Borrower"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), ABN AMRO Bank N.V., in its capacity as Arranger, Collateral Agent, Syndication Agent and Administrative Agent (the "Administrative Agent") and Standard Federal Bank (f/k/a Michigan National Bank), in its capacity as a Co-Arranger (the "Co-Arranger") under that certain Amended and Restated Credit Agreement dated as of July 29, 2002 by and among the Borrower, the Lenders, the Co-Arranger and the Administrative Agent (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

          WHEREAS, the Borrower, the Lenders, the Co-Arranger and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects and the Lenders, the Co-Arranger and the Administrative Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Co-Arranger and the Administrative Agent have entered into this Amendment.

          1.     Waiver. Effective as of the date of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Administrative Agent and the Lenders hereby agree that the Borrower's non-compliance with the financial covenants contained in Sections 7.4(A), (B), (C) and (D) for the period ending on March 29, 2003 (such Defaults being herein, the "Specified Defaults") is hereby waived until June 20, 2003.

          2.     Amendment to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the definition of "Aggregate Revolving Loan Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended to delete therefrom the reference to "Seventy-Five Million Dollars ($75,000,000)" and to substitute a reference to "Sixty-Five Million Dollars ($65,000,000)" therefor.

          3.     Consent to Sale of Collateral. Each of the Lenders, by its signature below, hereby (w) consents to the sale of (i) the Borrower's remaining convenience store business (i.e., the "Cash & Carry" businesses operated by United Wholesale Grocery Company) for a purchase price not less than $8,000,000, (ii) all or certain of the Borrower's Food Town stores, (iii) the Borrower's Maumee, Ohio distribution facility and (iv) the Borrower's South Street, Toledo, Ohio distribution facility, for a purchase price not less than $40,000,000 in the aggregate for the asset sales described in clauses (ii), (iii) and (iv); (x) waives any non-compliance with any covenants (including, without limitation, Section 7.2(B) and Section 7.3(I)) that may occur as a result of the transactions described in clause (w) above; (y) acknowledges that the asset sales described in clause (w) above shall not be included in the calculation of asset dispositions set forth in Section 7.3(B)(iii) of the Credit Agreement; and (z) authorizes the Collateral Agent to release its lien on the foregoing assets; provided, however, that the proceeds received by the Borrower in connection with such sales shall be subject to the mandatory prepayment provisions set forth in Section 2.4(B) of the Credit Agreement. For the purposes of this Section 3, "purchase price" shall include cash paid for inventory, equipment, furnishings and related assets, the book value of liabilities assumed by the purchaser, and the net present value of any future lease payments due from the purchaser to Borrower as landlord.

          4.     Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

          (a)     the Administrative Agent shall have received duly executed originals of this Amendment from the Borrower, the Administrative Agent and the Required Lenders;

          (b)     the Administrative Agent shall have received a duly executed reaffirmation in the form attached hereto as Exhibit A;

          (c)     all out-of-pocket expenses incurred by the Administrative Agent prior to the date hereof in connection with the Credit Agreement, this Amendment, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the fees and disbursements of Sidley Austin Brown &Wood), shall have been paid by the Borrower; and

          (d)     the Administrative Agent shall have received an amendment fee for the ratable account of those Lenders who have submitted their signature pages to this Amendment on or prior to 5:00 p.m. (Chicago time) on Thursday, March 27, 2003 (such Lenders, the "Approving Lenders") in the amount of 50 basis points on the sum of such Approving Lender's (i) Acquisition Facility Commitments, (ii) Revolving Loan Commitments (as amended by this Amendment) and (iii) outstanding principal balance of its Term Loans.

          5.     Letters of Intent; Commitment Letter. If Borrower fails to deliver to the Administrative Agent (a) by no later than May 13, 2003, a fully-executed copy of one or more letters of intent or definitive sale agreements relating to the sale of the Borrower's two convenience store businesses (known as "Project Combustible"), (b) by no later than May 30, 2003, a fully-executed copy of one or more commitment letters from General Motors Acceptance Corporation and other financial institutions evidencing a commitment to provide the Borrower with one or more new credit facilities in an aggregate amount sufficient to pay in full all Obligations it owes under the Credit Agreement and (c) by no later than June 12, 2003, a fully-executed copy of one or more letters of intent or definitive sale agreements relating to the sale of

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at least 75% of the Borrower's 20 Food Town grocery stores which have been identified for sale; then for its failure to comply with any of clauses (a), (b) or (c) of this Section 5, (x) the Borrower shall pay to each Lender, on the date of such failure, a fee in the amount of 25 basis points on the sum of such Lender's (i) Acquisition Facility Commitments, (ii) Revolving Loan Commitments (as amended by this Amendment) and (iii) outstanding principal balance of its Term Loans, and (y) the ratios set forth Section 7.4(F) of the Credit Agreement shall be increased by 5 basis points for each failure to comply (as of the date of such failure to deliver).

          6.     Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

          (a)     The Borrower has the legal power and authority to execute and deliver this Amendment and the officer(s) of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

          (b)     This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms.

          (c)     Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (d)     There exists no Default or Unmatured Default after giving effect to this Amendment (other than the Specified Defaults).

          7.     Reference to the Effect on the Credit Agreement.

          (a)     Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

          (b)     Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Arrangers, the Agents or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          8.     Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Arrangers and the

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Agents) incurred by the Arrangers and the Agents in connection with the preparation, arrangement, execution and enforcement of this Amendment.

          9.     Governing Law. ANY DISPUTE BETWEEN THE BORROWER AND ANY AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          10.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          11.     Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Arranger or the Arranger's counsel shall be effective as an original counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Arranger thereof.

          12.     No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SPARTAN STORES, INC., as Borrower

By: /s/ David M. Staples
Name: David M. Staples Title: EVP and CFO

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

ABN AMRO BANK N.V., as Administrative Agent, Arranger, Syndication Agent, Collateral Agent, as a Lender and as an Issuing Bank

By: /s/ Terrence J. Ward
Name: Terrence J. Ward Title: Senior Vice President

By: /s/ Peter J. Hallan
Name: Peter J. Hallan Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

STANDARD FEDERAL BANK (f/k/a Michigan National Bank), as Co-Arranger, as a Lender and as an Issuing Bank

By: /s/ Jason T. Byrd
Title: Jason T. Byrd Name: Assistant Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

BANK ONE, NA

By: /s/ Michele L. Quentin
Name: Michele L. Quentin Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

HARRIS TRUST AND SAVINGS BANK

By: /s/ Michael Johns
Name: Michael Johns Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

NATIONAL CITY BANK

By: /s/ Thomas E. Redmond
Name: Thomas E. Redmond Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

ORIX FINANCIAL SERVICES, INC.

By: /s Mark A. Kassis
Name: Mark A. Kassis Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

COMERICA BANK

By: /s/ Jeffrey J. Judge
Name: Jeffrey J. Judge Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

U.S. BANK, NATIONAL ASSOCIATION

By: /s/ Paul Niedermayer
Name: Paul Niedermayer Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: /s/ Curtis R. Caldwell
Name: Curtis R. Caldwell Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

BALANCED HIGH-YIELD FUND I LTD., By: ING Capital Advisors LLC, as Asset Manager

By: /s/ Cheryl Wasilewski
Name: Cheryl Wasilewski Title: Vice President

BALANCED HIGH-YIELD FUND II LTD., By: ING Capital Advisors LLC, as Asset Manager

By: /s/ Cheryl Wasilewski
Name: Cheryl Wasilewski Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

THE BANK OF NOVA SCOTIA

By: /s/ Mark Sparrow
Name: Mark Sparrow Title: Director

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

NCB CAPITAL CORPORATION

By: /s/ Mark Hiltz
Name: Mark Hiltz Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A. "RABOBANK NEDERLAND," NEW YORK BRANCH

By: /s/ Ivan Rodriguez
Name: Ivan Rodriguez Title: Vice President

By: /s/ Ian Reece
Name: Ian Reece Title: Managing Director

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

BANK ONE, MICHIGAN

By:
Name: Title:

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser

By: /s/ Mary Ann McCarthy
Name: Mary Ann McCarthy Title: Managing Director

SAAR HOLDINGS CDO, LIMITED By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By: /s/ Mary Ann McCarthy
Name: Mary Ann McCarthy Title: Managing Director

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

SUNAMERICA

By:
Name: Title:

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

OLYMPIC FUNDING TRUST, SERIES 1999-1

By: /s/ Diana L. Mushill
Name: Diana L. Mushill Title: Authorized Agent

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

FIFTH THIRD BANK (WESTERN MICHIGAN)

By: /s/ David A. Foote
Name: David A. Foote Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

FLEET NATIONAL BANK (f/k/a Summit Bank)

By: /s/ Richard E. Lynch
Name: Richard E. Lynch Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By: /s/ Katie J. Saunders
Name: Katie J. Saunders Title: Senior Credit Analyst

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

FRANKLIN CLO II, LTD

By: /s/ Richard D'Addario
Name: Richard D'Addario Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

MUIRFIELD TRADING LLC

By: /s Diana L. Mushill
Name: Diana L. Mushill Title: Asst. Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

HELLER FINANCIAL LEASING INC.

By: /s/ Ronald E. Les
Name: Ronald E. Les Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

TCF NATIONAL BANK

By: /s/ Michael Klemz
Name: Michael Klemz Title: Executive Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

AIMCO CDO, SERIES 2000-A

By: /s/ Chris Goergen
Name: Chris Goergen Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula Title: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Chris Goergen
Name: Chris Goergen Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula Title: Authorized Signatory

AIMCO CLO, SERIES 2001-A

By: /s/ Chris Goergen
Name: Chris Goergen Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula Title: Authorized Signatory

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

SEQUILS-CUMBERLAND I, LTD. By: Deerfield Capital Management, L.L.C., as its Collateral Manager

By: /s/ Matt Stouffer
Name: Matt Stouffer Title: Vice President

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

RCG CARPATHIA MASTER FUND

By: /s/ Howard J. Golden
Name: Howard J. Golden Title: Managing Director

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.

KZH RIVERSIDE LLC

By: /s/ Dorian Herrera
Name: Dorian Herrera Title: Authorized Agent

Signature Page to
Waiver and Amendment No. 1
Spartan Stores, Inc.